                                                                    EXHIBIT 99.1

                           [HERITAGE PROPANE LOGO]

                                  PRESS RELEASE

                         HERITAGE PROPANE PARTNERS, L.P.
                       REPORTS RECORD FISCAL YEAR RESULTS

TULSA, OKLAHOMA - NOVEMBER 24, 2003 - Heritage Propane Partners, L.P. (NYSE:HPG) today reported record net income for the fiscal year ended August 31, 2003 of $31.1 million, or $1.79 per limited partner unit, a sixfold improvement or $26.2 million increase over the net income of $4.9 million, or $0.25 per limited partner unit, for fiscal 2002. EBITDA, as adjusted, for fiscal 2003 also reached a record level of $111.0 million, representing a $29.5 million, or 36% increase over the EBITDA, as adjusted, of $81.5 million reported for fiscal 2002.

The Partnership also established new volume records for fiscal 2003 with retail gallons sold of 375.9 million gallons, which represents an increase of 46.3 million gallons or 14% over the 329.6 million gallons sold during the fiscal year ended August 31, 2002. Total revenues of $571.4 million, gross profit of $274.3 million, and operating income of $70.2 million for fiscal 2003 also achieved fiscal year records for the Partnership. These increases from the prior year are due to more favorable weather conditions during fiscal 2003 in the Partnership's areas of operations that lead to higher volumes and gross margins and, to a lesser extent, the benefits of the volumes added through acquisitions.

"The completion of fiscal 2003 marks the most successful financial and operating performance year in the Partnership's history. It is a tribute to our operating management that we established new quarterly and annual records during fiscal 2003 in volumes, revenues, gross profit, EBITDA, as adjusted, and net income while experiencing overall weather conditions in our operating areas that were about 3% warmer than normal. We also succeeded in significantly reducing the Partnership's long-term debt levels by approximately $40 million while continuing to acquire retail propane operations," said H. Michael Krimbill, President and CEO. "Although fiscal 2003 was a record year, we will continue to focus on strengthening our operating efficiencies and expanding our markets through accretive propane acquisitions. Additionally, our recent announcement regarding the combination with Energy Transfer Company will provide the Partnership with diversification into the natural gas midstream business that should reduce our quarterly volatility. With the addition of Energy Transfer Company, the Partnership should again reach new financial performance records in fiscal 2004."

The Partnership's seasonal net loss for the fourth quarter ended August 31, 2003 was $17.9 million or $1.01 per limited partner unit as compared to a net loss of $16.1 million, or $1.02 per limited partner unit for the fourth quarter ended August 31, 2002. Retail gallons sold for the fiscal 2003 fourth quarter were
54.6 million, as compared to 45.4 million for the fourth quarter of fiscal 2002. Increased retail gallons sold during the fourth quarter of fiscal 2003 were offset by higher product costs and increased operating expenses from recent acquisitions.

EBITDA, as adjusted, is a non-GAAP financial measure used by industry analysts, investors, lenders, and rating agencies to assess the financial performance and the operating results of the Partnership's fundamental business activities. EBITDA, as adjusted, should not be considered in isolation or as a substitute for net income, income from operations, or other measures of cash flow. A table reconciling EBITDA, as adjusted, with appropriate generally accepted accounting principles financial measures is included in the notes to the consolidated financial statements included in this release.

Heritage is the fourth largest retail marketer of propane in the United States, serving more than 650,000 customers from nearly 300 customer service locations in 29 states. Operations extend from coast to coast, with concentrations in the western, upper midwestern, northeastern, and southeastern regions of the United States.

This press release may include certain statements concerning expectations for the future that are forward-looking statements. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management's control. An extensive list of factors that can affect future results are discussed in the Partnership's Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

The Partnership has scheduled a conference call for 3:30pm Central Standard Time, Monday, November 24, 2003, to discuss the fiscal 2003 results. The dial-in number is 888-276-0005; participant code Heritage Propane.

The information contained in this press release is available on the Partnership's website at www.heritagepropane.com. For information, please contact Michael L. Greenwood, Vice President and Chief Financial Officer, at 918-492-7272.
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                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except per unit and unit data)

                                                        Three Months Ended                  Twelve Months Ended
                                                            August 31,                           August 31,
                                                 -------------------------------       -------------------------------
                                                     2003               2002               2003               2002
                                                 ------------       ------------       ------------       ------------
                                                  (unaudited)        (unaudited)
REVENUES:
   Retail fuel                                   $     63,298       $     47,393       $    463,392       $    365,334
   Wholesale fuel                                       6,101              5,212             47,366             41,204
   Liquids marketing, net                                  18                691              1,333                542
   Other                                               13,051             13,061             59,385             55,245
                                                 ------------       ------------       ------------       ------------
     Total revenues                                    82,468             66,357            571,476            462,325
                                                 ------------       ------------       ------------       ------------
COSTS AND EXPENSES:
   Cost of products sold                               44,935             28,504            297,156            238,185
   Operating expenses                                  34,041             32,579            152,131            133,203
   Depreciation and amortization                        9,668              8,424             37,959             36,998
   Selling, general and administrative                  3,095              3,331             14,037             12,978
                                                 ------------       ------------       ------------       ------------
     Total costs and expenses                          91,739             72,838            501,283            421,364
                                                 ------------       ------------       ------------       ------------
OPERATING INCOME (LOSS)                                (9,271)            (6,481)            70,193             40,961

OTHER INCOME (EXPENSE):
   Interest expense                                    (8,176)            (9,417)           (35,740)           (37,341)
   Equity in earnings of affiliates                      (316)              (261)             1,371              1,338
   Gain (loss) on disposal of assets                     (243)              (130)               430                812
   Other                                                 (563)                48             (3,213)              (294)
                                                 ------------       ------------       ------------       ------------
INCOME (LOSS) BEFORE MINORITY INTERESTS AND
  INCOME TAXES                                        (18,569)           (16,241)            33,041              5,476

   Minority interests                                     161                110               (876)              (574)
                                                 ------------       ------------       ------------       ------------
INCOME (LOSS) BEFORE INCOME TAXES                     (18,408)           (16,131)            32,165              4,902

   Income taxes                                           460                 --             (1,023)                --
                                                 ------------       ------------       ------------       ------------
NET INCOME (LOSS)                                     (17,948)           (16,131)            31,142              4,902

GENERAL PARTNER'S INTEREST IN  NET
  INCOME (LOSS)                                          (138)               (56)             1,319                918
                                                 ------------       ------------       ------------       ------------
LIMITED PARTNERS' INTEREST IN NET
  INCOME (LOSS)                                  $    (18,086)      $    (16,187)      $     29,823       $      3,984
                                                 ============       ============       ============       ============
BASIC NET INCOME (LOSS) PER LIMITED
  PARTNER UNIT                                   $      (1.01)      $      (1.02)      $       1.79       $       0.25
                                                 ============       ============       ============       ============
BASIC AVERAGE NUMBER OF UNITS OUTSTANDING
                                                   17,962,203         15,812,586         16,635,966         15,738,621
                                                 ============       ============       ============       ============

                                             Three Months                  Twelve Months
SUPPLEMENTAL INFORMATION:                  Ended August 31,               Ended August 31,
                                       -----------------------       -------------------------
                                         2003           2002            2003           2002
                                       --------       --------       ---------       ---------
NET INCOME RECONCILIATION
Net income (loss)                      $(17,948)      $(16,131)      $  31,142       $   4,902
Depreciation and amortization             9,668          8,424          37,959          36,998
Interest                                  8,176          9,417          35,740          37,341
Taxes                                      (460)            --           1,023              --
Non-cash compensation expense               229            469           1,159           1,878
Other expenses                              563            (48)          3,213             294
Depreciation, amortization, and
   interest and taxes of investee           203            247             901             743
Minority interest in the
   Operating Partnership                   (201)          (172)            256             192
(Gain) loss on disposal of assets           243            130            (430)           (812)
                                       --------       --------       ---------       ---------
EBITDA, as adjusted (a)                $    473       $  2,336       $ 110,963       $  81,536
                                       ========       ========       =========       =========
Capital Expenditures:
   Maintenance                         $  1,363       $  1,950       $  15,137       $  12,831
   Growth                              $  6,374       $  7,958       $  37,113       $  33,983

Retail Gallons Sold                      54,599         45,378         375,939         329,574


(a) EBITDA, as adjusted, is defined as the Partnership's earnings before interest, taxes, depreciation, amortization and other non-cash items, such as compensation charges for unit issuances to employees, gain or loss on disposal of assets, and other expenses. We present EBITDA, as adjusted, on a Partnership basis which includes both the general and limited partner interests. Non-cash compensation expense represents charges for the value of the Common Units awarded under the Partnership's compensation plans that have not yet vested under the terms of those plans and are charges which do not, or will not, require cash settlement. Non-cash income such as the gain arising from our disposal of assets is not included when determining EBITDA, as adjusted. EBITDA, as adjusted (i) is not a measure of performance calculated in accordance with generally accepted accounting principles and (ii) should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in our consolidated financial statements.

         EBITDA, as adjusted, is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership's fundamental business activities. Management believes that the presentation of EBITDA, as adjusted, is useful to lenders and investors because of its use in the propane industry and for master limited partnerships as an indicator of the strength and performance of the Partnership's ongoing business operations, including the ability to fund capital expenditures, service debt and pay distributions. Additionally, management believes that EBITDA, as adjusted, provides additional and useful information to the Partnership's investors for trending, analyzing, and benchmarking the operating results of the Partnership from period to period as compared to other companies that may have different financing and capital structures. The presentation of EBITDA, as adjusted, allows investors to view the Partnership's performance in a manner similar to the methods used by management and provides additional insight to the Partnership's operating results.

         EBITDA, as adjusted is used by management to determine our operating performance, and along with other data as internal measures for setting annual operating budgets, assessing financial performance of the Partnership's numerous business locations, as a measure for evaluating targeted businesses for acquisition and as a measurement component of incentive compensation. EBITDA, as adjusted, can be a meaningful measure of financial performance because it excludes factors which are outside the control of the employees responsible for operating and managing the business locations, and provides information management can use to evaluate the performance of the business locations, or the region where they are located, and the employees responsible for operating them.

         There are material limitations to using a measure such as EBITDA, as adjusted, including the difficulty associated with using it as the sole measure to compare the results of one company to another, and the inability to analyze certain significant items that directly affect a company's net income or loss. In addition, Heritage's calculation of EBITDA, as adjusted, may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measurements that are computed in accordance with generally accepted accounting principles. EBITDA, as adjusted, for the periods described herein is calculated in the same manner as presented by Heritage in the past.

                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except unit data)

                                                                       August 31,      August 31,
                                                                          2003            2002
                                                                       ---------       ---------
                              ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                           $   7,117       $   4,596
   Marketable securities                                                   3,044           2,559
   Accounts receivable, net of allowance for doubtful accounts            35,879          30,898
   Inventories                                                            45,274          48,187
   Assets from liquids marketing                                              83           2,301
   Prepaid expenses and other                                              2,741           6,846
                                                                       ---------       ---------
     Total current assets                                                 94,138          95,387

PROPERTY, PLANT AND EQUIPMENT, net                                       426,588         400,044
INVESTMENT IN AFFILIATES                                                   8,694           7,858
GOODWILL, net of amortization prior to adoption of SFAS No. 142          156,595         155,735
INTANGIBLES AND OTHER ASSETS, net                                         52,824          58,240
                                                                       ---------       ---------

     Total assets                                                      $ 738,839       $ 717,264
                                                                       =========       =========

                 LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Working capital facility                                            $  26,700       $  30,200
   Accounts payable                                                       43,690          40,929
   Accounts payable to related companies                                   6,255           5,002
   Accrued and other current liabilities                                  35,993          23,962
   Liabilities from liquids marketing                                         80           1,818
   Current maturities of long-term debt                                   38,309          20,158
                                                                       ---------       ---------
     Total current liabilities                                           151,027         122,069

LONG-TERM DEBT,  less current maturities                                 360,762         420,021
MINORITY INTERESTS                                                         4,002           3,564
                                                                       ---------       ---------

                                                                         515,791         545,654
                                                                       ---------       ---------
COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL:
   Common Unitholders (18,013,229 and 15,815,847 units issued and
     outstanding at August 31, 2003 and 2002, respectively)              221,207         173,677
   Class C Unitholders (1,000,000 units issued and outstanding at
August 31, 2003 and 2002)                                                     --              --
   General Partner                                                         2,190           1,585
   Accumulated other comprehensive loss                                     (349)         (3,652)
                                                                       ---------       ---------
     Total partners' capital                                             223,048         171,610
                                                                       ---------       ---------
     Total liabilities and partners' capital                           $ 738,839       $ 717,264
                                                                       =========       =========